UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                                July 24, 1997


                             FFY FINANCIAL CORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                     0-21638                      34-1735753
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   (State or other        (Commission File Number)               (IRS Employer
   jurisdiction of                                              Identification
    incorporation)                                                 Number)



   724 Boardman-Poland Road, Youngstown, Ohio                        44512
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    (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:               330-726-3396
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                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




Item 5.  Other Events
         ------------

      On July 24, 1997, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits
         ---------------------------------




FFY FINANCIAL CORP. AND SUBSIDIARY


Selected Consolidated Financial Condition Data:    June 30,    June 30,    %
($ in thousands)                                   1997        1996        Change
                                                   --------    --------    ------

Total assets                                       $599,249    $575,602      4%
Loans receivable, net                               460,712     438,790      5%
Allowance for loan losses                             2,962       3,439    -14%
Non-performing assets                                 3,993       4,673    -15%
Securities available for sale                       112,036     109,836      2%
Deposits                                            450,224     456,541     -1%
Securities sold under agreements to repurchase:
  Short-term                                          7,307       6,640     10%
  Long-term                                          25,000           0     NM
Borrowed funds                                       27,455       1,200     NM
Stockholders' equity                                 82,174     101,921    -19%


                                                  Three months ended                   Year ended
                                                       June 30,                         June 30,
                                             ----------------------------    ------------------------------
Selected Consolidated Operations Data:                             %                                 %
($ in thousands except per share amounts)    1997       1996       Change    1997        1996        Change
                                             ----       ----       ------    ----        ----        ------

Total interest income                        $11,709    $11,041     6%       $ 45,925    $ 43,716      5%
Total interest expense                         6,219      5,468    14%         23,823      22,133      8%
                                             ------------------              --------------------

      Net interest income                      5,490      5,573    -1%         22,102      21,583      2%
Provision for loan losses                        126         99    27%            688         325    112%
                                             ------------------              --------------------

      Net interest income after
       provision for loan losses               5,364      5,474    -2%         21,414      21,258      1%
Non-interest income                              268        269     0%            938       1,070    -12%
Gain (loss) on sale of securities                 25          9    NM            (320)         30     NM
Total non-interest expense                    (2,764)    (2,929)   -6%        (14,288)    (11,991)    19%
                                             ------------------              --------------------

      Income before federal income taxes       2,893      2,823     2%          7,744      10,367    -25%

Federal income tax expense                       886        927    -4%          2,420       3,465    -30%
                                             ------------------              --------------------

Net income                                   $ 2,007    $ 1,896     6%       $  5,324    $  6,902    -23%
                                             ==================              ====================

Earnings per share                           $  0.50    $  0.39    28%       $   1.19    $   1.37    -13%
                                             ==================              ====================

Cash dividends declared per share            $ 0.175    $  0.15    17%       $   0.70    $   0.60     17%
                                             ==================              ====================

--------------------
<F-NM> Not a meaningful measure of performance.


FFY FINANCIAL CORP. AND SUBSIDIARY

                                                     Three months ended          Year ended
                                                          June 30,                June 30,
                                                  -----------------------   --------------------
Selected Financial Ratios and Other Data:         1997         1996         1997         1996
-----------------------------------------         ----         ----         ----         ----

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                            1.34%(2)     1.32%(2)     0.90%(4)     1.20%
  Interest rate spread information:
    Average during period (3)                       3.20%(2)     3.21%(2)     3.17%        3.04%
    End of period (3)                               3.06%        2.95%        3.06%        2.95%
  Net interest margin (1)  (3)                      3.82%(2)     4.03%(2)     3.89%        3.89%
  Ratio of operating expense to average
   total assets                                     1.85%(2)     2.04%(2)     2.42%(4)     2.09%
  Return on equity (ratio of net income
   to average equity)                               9.70%(2)     7.47%(2)     5.73%(4)     6.58%
  Efficiency ratio                                 48.00%       50.14%       62.01%(4)    52.93%
  Dividend payout ratio                            35.00%       38.46%       58.82%       43.80%
  Liquidity ratio (Bank only)                       5.12%        7.57%        5.12%        7.57%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                        0.67%        0.81%        0.67%        0.81%
  Allowance for loan losses to non-performing
   assets                                          74.18%       73.59%       74.18%       73.59%
  Provision for loan losses to total loans
   receivable, net                                  0.11%(2)     0.09%(2)     0.15%        0.07%

Capital Ratios:
  Equity to total assets at end of period          13.71%       17.71%       13.71%       17.71%
  Average equity to average assets                 13.82%       17.71%       15.71%       18.29%
  Book value per share                            $19.83       $20.06       $19.83       $20.06
  Change in book value per share
   due to SFAS No. 115                            $ 0.03       ($0.17)      $ 0.03       ($0.17)
  Ratio of average interest-earning assets to
   average interest-bearing liabilities             1.14x        1.20x        1.17x        1.21x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required               9.56%        9.88%        9.56%        9.88%
    Core capital - 3.00% required                   9.56%        9.88%        9.56%        9.88%
    Risk-based capital - 8.00% required            17.04%       17.78%       17.04%       17.78%

--------------------
<F1>  Net interest income divided by average interest earning assets -
      calculated without consideration of the unrealized loss on securities available for sale.
<F2>  Annualized.
<F3>  Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.
<F4>  Ratio would be positively effected if calculated without regard to the
      SAIF special assessment of $3,011.


(a)  Exhibits

      20.  Press release, dated July 24, 1997.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date:  July 28, 1997                   By:  /s/ Jeffrey L. Francis
                                            -----------------------
                                                Jeffrey L. Francis,
                                                President and CEO